Exhibit 10

RETRACTABLE TECHNOLOGIES, INC.

2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. 2008 Stock Option Plan (hereinafter called the “Plan”) was adopted by the Board of Directors of Retractable Technologies, Inc., a Texas corporation, on July 25, 2008. Such date is the “Date of Approval”. The Plan will be submitted to the shareholders of the Company for approval on September 26, 2008.

(1)           PURPOSES AND SCOPE. The purposes of this Plan are to encourage ownership by employees of RTI (defined below) and its subsidiaries, if any (hereinafter the “Company”), to provide an incentive for such employees to expand and improve the profits of the Company, and to assist the Company in attracting and retaining key personnel and relationships through the grant of options to purchase shares of RTI’s Common Stock. Incentive Stock Options may only be granted to all employees of the Company. Non-qualified Stock Options may be granted to any of the following: i) all employees, ii) independent contractors, or iii) non-employee Directors of the Company pursuant hereto.

(2)           DEFINITIONS. For purposes of this Plan, the following terms shall have the following meanings:

(A)          “Administrator” shall mean the Committee (defined below) or, in the absence of action by the Committee, the Board of Directors of RTI.

(B)           “Board” shall mean the Board of Directors of RTI.

(C)           “Committee” shall mean the Compensation and Benefits Committee, which shall be appointed by the Board.

(D)          “Company” shall mean Retractable Technologies, Inc., a Texas corporation (“RTI”), and its subsidiaries, if any.

(E)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(F)           “Documents Indicating Ownership” shall include a Stock certificate or any and all documents provided by the Company and its agents evidencing ownership of an uncertificated share of Stock.

(G)           “ISO” shall mean an incentive Stock Option within the meaning of Section 422 of the Code to purchase Stock, granted pursuant to this Plan.

(H)          “NQSO” shall mean a non-qualified Stock Option to purchase Stock, granted pursuant to this Plan.

(I)            “Option Price” shall mean the exercise price for Stock pursuant to a Stock Option as determined in Section (6) of this Plan.

(J)            “Participant” shall mean an employee of the Company to whom an ISO is granted under this Plan, and in the case of an NQSO, shall mean an employee, non-employee Director or independent contractor to whom an NQSO is granted pursuant to this Plan.

(K)          “Plan” shall mean this Retractable Technologies, Inc. 2008 Stock Option Plan.

(L)           “Stock” shall mean the Common Stock of RTI, no par value.

(M)         “Stock Option” shall mean either an ISO or NQSO.

(3)           STOCK TO BE OPTIONED; DESIGNATION OF ISOs.  Subject to the provisions of Section Eleven (11) of this Plan, the maximum number of shares of Stock that may be optioned or sold under this Plan is Three Million (3,000,000) shares, all of which may be designated as ISOs. The shares shall be either treasury or authorized but unissued shares of Stock of the Company. Stock Options or portions of Stock Options granted under this Plan to employees may, in the discretion of the Administrator, be designated as ISOs or as NQSOs. Stock Options granted to non-employees must be NQSOs. In addition to any other term or provision of this Plan applicable to an ISO, any Stock Option designated as an ISO shall also be subject to the condition that the aggregate fair market value (determined at the time the options are granted) of RTI’s Common Stock with respect to which ISOs are exercisable for the first time by any individual employee during any calendar year (under this Plan and all other similar plans of the Company hereafter adopted) shall not exceed One Hundred Thousand Dollars ($100,000.00) or such other amount as may hereafter be set by amendments to the Code.

(4)           ADMINISTRATION. This Plan shall be administered by the Committee or, if the Board decides otherwise on occasion, by the Board (such body hereafter referred to as the “Administrator”). The Administrator shall make determinations with respect to participation in this Plan by Participants, and with respect to the terms, limitations, restrictions, conditions and extent of that participation; provided, however, that ISOs may only be granted to members of the class “all employees”. Any interpretation and construction of any provision of this Plan by the Committee shall be final, unless otherwise determined by the Board. The Administrator, including any of its individual members, shall not be liable for any action or determination made by any of them in good faith relating to the Plan or any award thereunder.

(5)           ELIGIBILITY. Management may make recommendations regarding grants hereunder.  The Administrator, after consideration of any recommendation of Management, may grant Stock Options to any Participant; provided, however, that ISOs may only be granted to members of the class “all employees”. The Administrator shall designate the Stock Options as ISOs or NQSOs to the extent permitted hereby. In making its selection and in determining the amount of awards to recommend, the Administrator may consider any factors it deems relevant including the individual’s functions, responsibilities, value of services provided to the Company by such individuals and past and potential contributions to the Company’s profitability and growth. Stock Options may be awarded by the Administrator at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Administrator shall determine in its sole discretion. Except as required by this Plan, Stock Options granted at different times need not contain similar provisions. The Administrator’s determinations under the Plan (including without limitation, determinations of the Participants to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, awards under the Plan, whether or not those Participants are similarly situated.

(6)           OPTION PRICE. For any Participant who is not deemed to be a Ten Percent (10%) shareholder under the rules applicable to ISOs under 422 of the Code (a “10% Shareholder”), the Option Price for each share to be acquired pursuant to an ISO shall be at least One Hundred Percent (100%) of the fair market value of a share of Common Stock on the date the ISO is granted. For any Participant who is deemed to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price for each share to be acquired pursuant to an ISO shall be at least One Hundred Ten Percent (110%) of the fair market value of a share of Common Stock on the date the ISO is granted. The Option Price for any NQSO shall be at least 100% of the fair market value of a share of Common Stock on the date the NQSO is granted.

In addition, the Administrator shall include in any NQSO granted pursuant to this Plan a condition that, upon exercise of the NQSO and prior to the issuance of any Stock certificate to the Participant, the Participant shall remit to the Company the amount, if any, of any federal, state or local employment taxes required to be withheld upon exercise of the NQSO. The Participant may make a direct payment to the Company to satisfy this obligation or increase withholding on his cash compensation on the date the NQSO is exercised but only on terms agreed to in advance by the Company.

(7)           TERMS AND CONDITIONS OF STOCK OPTIONS GENERALLY; ISO PROVISIONS. Stock Options granted pursuant to this Plan shall be authorized by the Administrator and shall be evidenced by a written Stock Option Agreement or Agreements in such form as the Administrator shall from time to time approve. Any

Stock Option granted pursuant to this Plan must be granted within ten (10) years of the Date of Approval. Any agreements with respect to ISOs shall comply with and be subject to the following terms and conditions:

(A)          DEATH OF PARTICIPANT.

(i)            Notwithstanding Section 7(B) of this Plan, upon the death of the Participant, any ISO exercisable on the date of death may be exercised by the Participant’s estate or by a person who acquires the right to exercise such ISO by bequest or inheritance or otherwise by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the ISO and within one (1) year after the Participant’s death.  Any ISOs not then exercisable shall be forfeited at the death of the Participant.

(ii)           The provisions of this Subsection 7(A) shall apply notwithstanding the fact that the Participant’s employment may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any ISOs exercisable on the date of death.

(B)           DISABILITY. Subject to Section 7(A) of this Plan, upon the termination of the Participant’s employment by reason of permanent disability (as determined by the Board), the Participant may, within one (1) year from the date of such termination of employment, exercise any ISOs to the extent such ISOs were exercisable at the date of such termination of employment due to disability.  Any ISOs not then exercisable are forfeited upon termination of employment due to disability.

(C)           TERMINATION FOR OTHER REASONS. Except as provided in Sections 7(A) and 7(B), all ISOs shall automatically terminate three (3) months after termination of the Participant’s employment without cause and automatically upon termination with cause.  Any ISOs not then exercisable are forfeited upon termination of employment, with or without cause.

(D)          TIME AND METHOD OF PAYMENT. The Option Price of an ISO shall be paid in full in cash at the time an ISO is exercised under this Plan. Otherwise, an exercise of any ISO granted under this Plan shall be invalid and of no effect. Promptly after the exercise of an ISO and the payment of the Option Price, the Participant shall be entitled to the issuance of Documents Indicating Ownership. A Participant shall have none of the rights of a shareholder until Documents Indicating Ownership are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Documents Indicating Ownership are issued.

(E)           NUMBER OF SHARES. Each ISO Agreement shall state the total number of Shares of Stock to which it pertains.

(F)           GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF STOCK OPTIONS. An ISO must be exercised within the period specified in the ISO Agreement.  Notwithstanding any other provision of this Plan, an ISO granted to a Participant who is not deemed to be a Ten Percent (10%) Shareholder may not be exercised after the expiration of ten (10) years from the date it is granted. Notwithstanding any other provisions of this Plan, no ISO granted to a Participant who is deemed to be a Ten Percent (10%) Shareholder may be exercised after the expiration of five (5) years from the date it is granted. No Stock Option may be exercised for a fractional share of Stock. An ISO exercised in part shall remain exercisable as to the remaining part in accordance with its terms.

(8)           NQSO REQUIREMENTS. Any Agreements with respect to NQSOs shall comply with and be subject to the following terms and conditions:

(A)          DEATH OF PARTICIPANT.

(i)            Notwithstanding Section 8(B) of this Plan, upon the death of the Participant, any NQSO exercisable on the date of death may be exercised by the Participant’s estate or by a person who acquires the right to exercise such NQSO by bequest or inheritance or otherwise by reason of the death of the Participant, provided that such exercise occurs within both the remaining term of the NQSO and within one (1) year after the Participant’s death. Any NQSOs not then exercisable shall be forfeited at the death of the Participant.

(ii)           The provisions of this Subsection 8(A) shall apply notwithstanding the fact that the Participant’s relationship with the Company may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any NQSOs exercisable on the date of death.

(B)           DISABILITY. Subject to Section 8(A) of this Plan, upon the termination of the Participant’s relationship with the Company by reason of permanent disability (as determined by the Board), the Participant may, within one (1) year from the date of such termination of relationship, exercise any NQSOs to the extent such NQSOs were exercisable at the date of such termination of relationship with the Company due to disability. Any NQSOs not then exercisable are forfeited upon termination of relationship with the Company due to disability.

(C)           TERMINATION FOR OTHER REASONS. Except as provided in Sections 8(A) and 8(B), all NQSOs shall automatically terminate upon the termination of the Participant’s relationship with the Company for cause.  Otherwise, subject to Sections 8(A) and 8(B), the vested portion of the NQSO shall expire upon the expiration of its term. Any NQSOs not then exercisable are forfeited upon termination of relationship with the Company, with or without cause.

(D)          TIME AND METHOD OF PAYMENT. The Option Price and any other amounts payable upon exercise of an NQSO shall be paid in full at the time an NQSO is exercised under this Plan. Otherwise, an exercise of any NQSO granted under this Plan shall be invalid and of no effect. Promptly after the exercise of an NQSO and the payment of the Option Price and any other required amounts, the Participant shall be entitled to the issuance of Documents Indicating Ownership. A Participant shall have none of the rights of a shareholder until Documents Indicating Ownership are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such Documents Indicating Ownership are issued.

(E)           NUMBER OF SHARES. Each NQSO Agreement shall state the total number of shares of Stock to which it pertains.

(F)           GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF STOCK OPTIONS. An NQSO must be exercised within the period specified in the NQSO Agreement.  No NQSO may be exercised for a fractional share of Stock. An NQSO exercised in part shall remain exercisable as to the remaining part in accordance with its terms.

(9)           NO OBLIGATION TO EXERCISE STOCK OPTION. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

(10)         NONASSIGNABILITY. Options shall not be transferable other than by will or by the laws of descent and distribution, and during a Participant’s lifetime shall be exercisable only by such Participant (or his legal guardian or representative).

(11)         EFFECT OF CHANGE IN STOCK SUBJECT TO THIS PLAN. The aggregate number of shares of Stock available for Stock Options under this Plan, the shares subject to any Stock Option and the price per share shall each be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of this Plan resulting from: (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a Stock dividend, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company.

If RTI shall be the surviving corporation in any merger or consolidation, any Stock Option shall pertain, apply and relate to the securities to which a holder of the number of shares of Stock subject to the Stock Option would have been entitled after the merger or consolidation.

Upon: 1) dissolution or liquidation of RTI, 2) a merger or consolidation in which RTI is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of RTI in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which RTI is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with RTI in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of RTI, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), all Stock Options outstanding under this Plan shall terminate after  a period of three months from the completion of such trigger event; provided, however, that each Participant (and each other person entitled to exercise a Stock Option) shall have the right, immediately upon announcement of such event to exercise such Participant’s Stock Options in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Options are otherwise exercisable under the terms of this Plan.

(12)         AGREEMENT AND REPRESENTATION OF PARTICIPANTS. As a condition to the exercise of any portion of a Stock Option, the Company may require the person exercising such Stock Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 or any other applicable law, regulation or rule of any governmental agency.

(13)         RESERVATION OF SHARES OF STOCK. RTI, during the term of this Plan, will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.

(14)         EFFECTIVE DATE OF PLAN. The Plan shall be effective from the date that this Plan is approved by the Board.

(15)         TAX REPORTING FOR ISO EXERCISE. RTI or a subsidiary of RTI, as appropriate, shall furnish a statement to any Participant exercising an ISO on or before January 31 of the calendar year following the calendar year in which an ISO exercise occurs in compliance with Section 6039(a) of the Code. The statement shall contain the information required by the Code as of the date such information is to be provided.  As of the Effective Date of the Plan, such information would include:

(A)          The employer corporation’s name, address and taxpayer identification number;

(B)           The name, address and taxpayer identification number of the person to whom the ISO shares are transferred;

(C)           The date the ISO was granted;

(D)          The date the shares were transferred pursuant to the exercise of the ISO;

(E)           The fair market value of the Stock on the date of exercise;

(F)           The number of shares transferred upon exercise of the ISO;

(G)           A statement that the ISO is an ISO; and

(H)          The total cost of the shares.

(16)         RIGHTS OF PARTICIPANTS. No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan. Nothing contained in the Plan shall be deemed to give any Participant the right to be retained in the service of the Company.

(17)         USE OF PROCEEDS. Proceeds from the sale of shares pursuant to Stock Options granted under this Plan shall constitute general funds of the Company.

(18)         AMENDMENT. The Board of Directors may discontinue the Plan and the Administrator may amend the Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would:

(A)          Except as provided in Section (11) of the Plan, increase the total number of shares reserved for the purposes of the Plan;

(B)           Decrease the Option Price of an ISO to less than the amounts shown in Section (6) of the Plan; or

(C)           Extend the duration of the Plan.

Except as provided in Section (11) of the Plan, neither shall any amendment, alteration or discontinuation impair the rights of any holder of a Stock Option theretofore granted without his consent; provided, however, that if the Administrator, after consulting with Management of the Company, determines that the application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board or any other entity that reviews accounting disclosures of (or sets accounting standards for) public companies concerning the treatment of employee Stock Options would have a significant adverse effect on the Company’s financial statements because of the fact that Stock Options granted before the issuance of such statement are then outstanding, then the Administrator in its absolute discretion may cancel and revoke all outstanding Stock Options to which such adverse effect is attributed and the holders of those Stock Options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Administrator to the holders of such Stock Options.

NON-QUALIFIED STOCK OPTION AGREEMENT

ISSUED UNDER THE

RETRACTABLE TECHNOLOGIES, INC.

2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. Non-qualified Stock Option Agreement (the “Agreement”) is made and entered into by and between RETRACTABLE TECHNOLOGIES, INC. (the “Company”) and                                    (the “Optionee”). The Company and the Optionee are sometimes hereinafter collectively referred to as the “Parties”.

(1)           All terms used herein are to have the meaning set forth in the Company’s 2008 Stock Option Plan (the “Plan”) unless defined differently herein.

(2)           OPTION. The Company hereby confirms the Administrator’s grant as of                 ,           , to the Optionee of the right and option to purchase                     (                  ) shares of the Common Stock of the Company on the terms set forth in this Agreement (the “Option”) and subject to the terms of the Plan. The Option granted is designated as a non-qualified stock option (“NQSO”). The Option is not vested until it becomes exercisable. An Option that is exercisable may be forfeited pursuant to Section (8) of the Plan. This Option shall be exercisable in installments as follows:

Date	Shares Newly Acquirable

(3)           TERMINATION OF OPTION.

(A)          MAXIMUM OPTION TERM.  The unexercised portion of this Stock Option which has become exercisable shall automatically and without notice terminate and become null and void after                                              .

Notwithstanding anything to the contrary herein, the unexercised portion of this Stock Option shall automatically and without notice terminate and become null and void in all events after ten (10) years from the date of grant. In addition and notwithstanding the foregoing, no Stock Option granted to an Optionee who is deemed to be a Ten Percent (10%) Shareholder may be exercised after the expiration of five (5) years from the date it is granted.

(B)           DEATH OF OPTIONEE.

(i)            Notwithstanding Section 3(C) of this Agreement, upon the death of the Optionee, any Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death of the Optionee, provided that such exercise occurs within both the remaining term of the NQSO and within one (1) year after the Optionee’s death. Any Stock Options not then exercisable shall be forfeited at the death of Optionee.

(ii)           The provisions of this subsection (3)(B) shall apply notwithstanding the fact that the Optionee’s relationship with the Company may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any Options exercisable on the date of death.

(C)           DISABILITY.  Subject to Section 3(B) of this Agreement, upon the termination of the Optionee’s relationship with the Company by reason of permanent disability (as determined by the Board), the Optionee may, within one (1) year from the date of such termination of relationship with the Company, exercise any Options to the extent such Options were exercisable at the date of such termination of relationship with the

Company due to disability.  Any Stock Options not then exercisable are forfeited upon termination of relationship with the Company.

(D)          TERMINATION FOR OTHER REASONS.  Except as provided in Sections (3)(B) and (3)(C), all Options shall automatically terminate upon the termination of the Optionee’s relationship with the Company for cause.  Otherwise, subject to Sections 3(B) and 3(C) the vested portion of the NQSO shall expire upon the expiration of its term set forth in Section 3(A).  Any Stock Options not then exercisable are forfeited upon termination of the relationship with the Company.

(4)           EXERCISE OF OPTION. This Option shall be exercised by the Optionee (or by his representatives, as provided in Section (3) of this Agreement) as to all or part of the shares covered hereby, by the giving of written notice of such exercise substantially in the form attached hereto as Exhibit A, to the Company specifying the number of shares to be purchased and specifying how the withholding tax obligation (if any) shall be satisfied. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice (the “Exercise Date”). Upon payment of all amounts due from the Optionee including any tax withholding due upon exercise of this Option, the Company shall cause Documents Indicating Ownership to be delivered to the Optionee (or the person exercising the Optionee’s options) at its principal business office within ten (10) business days after the Exercise Date.

(5)           OPTION PRICE. The purchase price of the shares which may be purchased pursuant to this Option shall be                                      ($          ) per share (the “Option Price”).

(6)           TAX WITHHOLDING. Exercise of a Stock Option in whole or in part hereunder is conditioned upon the Optionee remitting to the Company in addition to the Option Price the amount of employment taxes, if any, required to be withheld upon exercise of this Stock Option. The Optionee may satisfy this obligation by a direct payment of a cashier’s check to the Company or, if pre-approved by the Company (in its sole discretion) increased withholding on his cash compensation payable on the Exercise Date.

(7)           NO RIGHTS PRIOR TO ISSUANCE OF DOCUMENTS INDICATING OWNERSHIP. Neither the Optionee nor his representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to this Option until Documents Indicating Ownership shall have been issued upon the exercise of this Option. No adjustment will be made for dividends or other rights for which the record date is prior to the date the Documents Indicating Ownership are issued.

(8)           NONASSIGNABILITY. This Option shall not be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution, and during the Optionee’s lifetime shall be exercisable only by him (or his legal guardian or representative).

(9)           ADJUSTMENT FOR CORPORATE EVENTS. In the event of any Stock split, Stock dividend, reclassification or recapitalization which changes the character or amount of the Company’s outstanding Common Stock while any portion of this Option is outstanding but unexercised, or if the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition or property or stock, separation, reorganization (where the Company is the surviving entity) or liquidation, the Board of Directors of the Company or any surviving corporation shall take reasonable steps to prevent dilution of the Option.

Notwithstanding anything to the contrary herein, in the event of 1) dissolution or liquidation of the Company, 2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with the Company in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of the Company, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), the Stock Option shall terminate after a period of three months from the completion of such trigger event; provided, however, that the Optionee shall have the right, immediately upon announcement of such event to exercise his Stock Option in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Option is otherwise exercisable under the terms of the Plan.

(10)         REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE: LEGEND. The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution or sale, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the “Act”), or without such representation and warranty is exempt from registration under the Act. The Optionee agrees that the obligation of the Company to issue shares upon the exercise of a Stock Option shall also be subject as conditions precedent to compliance with applicable provisions of the Act, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange and/or securities market upon which the Company’s securities shall be listed and/or quoted. The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this Option.

(11)         OPTIONEE ACKNOWLEDGMENT. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Agreement.

(12)         LEGAL CONSTRUCTION. In the event that any one or more of the terms, provisions or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(13)         COVENANTS AND AGREEMENTS AS INDEPENDENT AGREEMENTS. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Optionee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

(14)         ENTIRE AGREEMENT. This agreement, the Exhibit A, which is attached hereto and incorporated herein for all purposes, and the Plan together supersede any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitute the sole and only agreement between the Parties with respect to the said subject matter. All prior negotiations and agreements between the Parties with respect to the subject matter hereof are merged into this Agreement. Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party or by anyone acting on behalf of any Party, which are not embodied in this Agreement and that any agreement, statement or promise that is not contained in this Agreement, the Exhibit A, or the Plan shall not be valid or binding or of any force or effect.

(15)         CONFLICT OF AGREEMENT WITH PLAN.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

(16)         PARTIES BOUND. The terms, provisions, representations, warranties, covenants and agreements that are contained in this Agreement shall apply to, bind upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns.

(17)         TEXAS LAW TO APPLY. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

(18)         MODIFICATION. No change or modification of this Agreement shall be valid or binding upon the Parties unless the change or modification is in writing and signed by the Parties.  Notwithstanding the preceding sentence, the Company may amend the Plan or revoke this Option to the extent permitted in the Plan.

(19)         TIME. Time is of the essence in the performance of this Agreement.

(20)         HEADINGS. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

(21)         GENDER AND NUMBER. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(22)         NOTICE. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier of the expiration of three days after deposit in the U.S. mail or actual receipt at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(A)	Notice to the Company shall be addressed and delivered as follows:

RETRACTABLE TECHNOLOGIES, INC.
P. O. BOX 9
511 LOBO LANE
LITTLE ELM, TEXAS 75068-0009
	ATTENTION:	THOMAS J. SHAW
PRESIDENT AND CHIEF EXECUTIVE OFFICER

(B)	Notice to the Optionee shall be addressed and delivered as follows:

IN WITNESS WHEREOF, the Company, RETRACTABLE TECHNOLOGIES, INC. has caused these presents to be signed on this the           day of                  ,           by its duly authorized President.

RETRACTABLE TECHNOLOGIES, INC.

By:
THOMAS J. SHAW
PRESIDENT AND
CHIEF EXECUTIVE OFFICER

ATTEST:

MICHELE M. LARIOS, SECRETARY

ACCEPTED AND AGREED TO:

OPTIONEE:

OPTIONEE’S PRINTED NAME

EXHIBIT A

NOTICE OF EXERCISE

OF

NON-QUALIFIED STOCK OPTION

To:          Retractable Technologies, Inc.

I hereby exercise (all/a portion of) my Non-qualified Stock Option granted by RETRACTABLE TECHNOLOGIES, INC., in a Non-qualified Stock Option Agreement Issued Under the Retractable Technologies, Inc. 2008 Stock Option Plan (the “Plan”) as of                    ,         , which is subject to all the terms and provisions thereof and of the Plan referenced therein and notify you of my desire to purchase                             shares of Common Stock of the Company which were offered to me pursuant to said Option.

The Option Price due for this purchase is $                                                in cash.

Please choose one:

                I have no withholding obligation.

                I am satisfying my withholding obligation by making a direct payment by cashier’s check to the Company.

                I am satisfying my withholding obligation by hereby authorizing increased withholding on my cash compensation payable on the Exercise Date.

EXERCISE DATE	SIGNATURE

PRINT NAME

SOCIAL SECURITY NUMBER

COMPANY AUTHORIZATION OF WITHHOLDING SELECTION

Retractable Technologies, Inc. hereby accepts and authorizes the choice of satisfaction of the Optionee’s withholding obligation as indicated above.

TITLE:

INCENTIVE STOCK OPTION AGREEMENT

ISSUED UNDER THE

RETRACTABLE TECHNOLOGIES, INC.

2008 STOCK OPTION PLAN

This Retractable Technologies, Inc. 2008 Incentive Stock Option Agreement (the “Agreement”) is made and entered into by and between RETRACTABLE TECHNOLOGIES, INC. (the “Company”) and                            , an employee of the Company or its subsidiarie(s) (the “Optionee”).  The Company and the Optionee are sometimes hereinafter collectively referred to as the “Parties”.

(1)           All items used herein are to have the meaning set forth in the Company’s 2008 Stock Option Plan (the “Plan”) unless defined differently herein.

(2)           OPTION.  On                   the Administrator  of the Plan granted to the Optionee the right and option to purchase a total of                    (               ) shares of the Common Stock of the Company on the terms set forth in this Agreement (the “Option”) subject to the terms of the Plan. The Option granted pursuant to this Agreement is designated as an “incentive stock option” or “ISO” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). OPTIONEE ACKNOWLEDGES THAT EXERCISE OF AN ISO MAY SUBJECT THE EMPLOYEE TO ADVERSE TAX CONSEQUENCES UNDER THE ALTERNATIVE MINIMUM TAX. This Option shall become exercisable in  installments according to the following table:

Date	Shares Newly Acquirable

In no event shall the aggregate fair market value of Stock (determined as of the date of grant of the Stock Option) with respect to which any part of the Stock Option together with other ISOs granted to Optionee under the Company’s plans becomes first exercisable by the Optionee in any calendar year exceed One Hundred Thousand Dollars ($100,000.00).

(3)           TERMINATION OF OPTION.

(A)          MAXIMUM OPTION TERM.  The unexercised portion of this Stock Option shall automatically and without notice terminate and become null and void in all events after ten (10) years from the date of grant. Notwithstanding the foregoing, no Stock Option granted to an Optionee who is deemed to be a Ten Percent (10%) shareholder may be exercised after the expiration of five (5) years from the date it is granted.

(B)           DEATH OF OPTIONEE.

(i)            Notwithstanding Section 3(C) of this Agreement, upon the death of the Optionee, any Stock Option exercisable on the date of death may be exercised by the Optionee’s estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or otherwise by reason of the death of the Optionee, provided that such exercise occurs within both the remaining term of the ISO and within one (1) year after the Optionee’s death. Any Stock Option not then exercisable shall be forfeited at the death of Optionee.

(ii)           The provisions of this subsection (3)(B) shall apply notwithstanding the fact that the Optionee’s employment may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any Options exercisable on the date of death.

(C)           DISABILITY.  Subject to Section 3(B) of this Agreement, upon the termination of the Optionee’s employment by reason of permanent disability (as determined by the Board), the Optionee may, within one (1) year from the date of such termination of employment, exercise any Options to the extent such Options were exercisable at the date of such termination of employment due to disability.  Any Stock Options not then exercisable are forfeited upon termination of employment due to disability.

(D)          TERMINATION FOR OTHER REASONS.  Except as provided in Sections (3)(B) and (3)(C) all Options shall automatically terminate (3) months after termination of the Optionee’s employment without cause and automatically upon termination with cause.  Any Stock Options not then exercisable are forfeited upon termination of employment, with or without cause.

(4)           EXERCISE OF OPTION.  This Option shall be exercised by the Optionee (or by his executors or administrators, as provided in Section 3 of this Agreement) as to all or part of the shares covered hereby which are then exercisable under the terms of this Agreement, by the giving of written notice of such exercise, which may be provided in substantially the form attached hereto as Exhibit A to the Company specifying the number of shares to be purchased. The giving of such written notice to the Company shall constitute an irrevocable election to purchase the number of shares specified in the notice and to exercise the right on the date specified in the notice (the “Exercise Date”). Upon payment by cashier’s check of all amounts due from the Optionee upon exercise of this Stock Option, the Company shall cause Documents Indicating Ownership to be delivered to the Optionee (or the person exercising the Optionee’s options) at its principal business office within ten (10) business days after the Exercise Date.

(5)           OPTION PRICE.  If the Optionee is not deemed to be a Ten Percent (10%) Shareholder, the purchase price for shares to be purchased pursuant to this Agreement (the “Option Price”) for each share shall be at least One Hundred Percent (100%) of the fair market value of a share of Common Stock on the date the Stock Option is granted, as determined by the Board.  For any Optionee who is deemed to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price shall be at least One Hundred Ten Percent (110%) of such fair market value.  Payment of the Option Price shall be made by cashier’s check.  The Board of Directors of the Company has determined the fair market value per share of Common Stock as of the date of grant of this Option to be                                         ($               ).

(6)           NO RIGHTS PRIOR TO ISSUANCE OF DOCUMENTS INDICATING OWNERSHIP.  Neither the Optionee nor his representatives shall have any of the rights of a shareholder of the Company with respect to the shares subject to this Option until Documents Indicating Ownership shall have been issued upon the exercise of this Stock Option.  No adjustment will be made for dividends or other rights for which the record date is prior to the date the Documents Indicating Ownership are issued.

(7)           NONASSIGNABILITY.  This Stock Option shall not be assignable or transferable other than by will or by the laws of descent and distribution, and during the Optionee’s lifetime shall be exercisable only by him (or his legal guardian or representative).

(8)           ADJUSTMENT FOR CORPORATE EVENTS.  In the event of any Stock split, Stock dividend, reclassification or recapitalization which changes the character or amount of the Company’s outstanding Common Stock while any portion of this Stock Option is outstanding but unexercised, or if the Company participates in any transaction resulting in a corporate merger, consolidation, acquisition of property or Stock, separation, reorganization (where the Company is the surviving entity) or liquidation, the Board of Directors of the Company or any surviving corporation shall take such action as is permitted by Section (11) of the Plan to prevent dilution.

Notwithstanding anything to the contrary herein, in the event of 1) dissolution or liquidation of the Company, 2) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Stock Options granted under the Plan are assumed, converted or replaced by the successor corporation, which assumption, conversion or replacement will be binding on all optionees), or 3) a merger or consolidation in which the Company is the surviving corporation but after which the stockholders of the Company (other than any stockholder which merges [or which owns or controls another corporation which merges] with the Company in such merger) cease to own their shares or other equity interests in the Company, 4) the sale of substantially all of the assets of the Company, or 5) the acquisition, sale or transfer of more than 50% of the outstanding shares of Common Stock of the Company by tender offer or similar transaction (otherwise than by will or by the laws of descent and distribution), the Stock Option shall terminate after a period of three months from the completion of such trigger event; provided, however, that the Optionee shall have the right, immediately upon announcement of such event to exercise his Stock Option in whole or in part, for a period of three months from the completion of such trigger event but only to the extent that such Stock Option is otherwise exercisable under the terms of the Plan.

(9)           REPRESENTATIONS AND WARRANTIES OF THE OPTIONEE; LEGEND.  The Optionee, by his acceptance hereof, represents and warrants to the Company that his purchase of shares of Common Stock upon the exercise hereof shall be for investment and not with a view to distribution, provided that this representation and warranty shall be inoperative if, in the opinion of counsel to the Company, a proposed sale or distribution of such shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended (the “Act”), or without such representation and warranty is exempt from registration under the Act.  The Optionee agrees that the obligation of the Company to issue shares upon the exercise of a Stock Option shall also be subject as conditions precedent to compliance with applicable provisions of the Act, the Securities Exchange Act of 1934, state securities laws, rules and regulations under any of the foregoing and applicable requirements of any securities exchange upon which the Company’s securities shall be listed.  The Company may endorse an appropriate legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of this Stock Option.

(10)         EMPLOYMENT WITH THE COMPANY.  As used herein, the term “employment with the Company” shall include employment with the Company or with any of its subsidiaries, if any.

(11)         ADDITIONAL OPTIONEE ACKNOWLEDGMENTS.  The Optionee acknowledges the Plan is accessible to the Optionee over the internet via EDGAR, the SEC’s electronic website database.  In addition, the Optionee acknowledges that a written copy of the Plan will be provided upon request at no charge.   The Optionee acknowledges that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. The Optionee further acknowledges that, in order to obtain the favorable income tax treatment provided by the Code for Stock acquired pursuant to ISOs, the Optionee may not dispose of Stock acquired by exercise of the Option within two (2) years of the date of grant of the Stock Option or within one (1) year of the date of the actual transfer of Common Stock to him. The Optionee further acknowledges that he must hold the Common Stock for more than twelve (12) months to obtain long-term capital gains tax rates on a sale of the Common Stock. The Optionee acknowledges that material adverse alternative minimum tax consequences may result from exercise of a Stock Option.

(12)         LEGAL CONSTRUCTION.  In the event that any one or more of the terms, provisions or agreements that are contained in this Agreement shall be held by a Court of competent jurisdiction to be invalid, illegal or unenforceable in any respect for any reason, the invalid, illegal or unenforceable term, provision or agreement shall not affect any other term, provision or agreement that is contained in this Agreement and this Agreement shall be construed in all respects as if the invalid, illegal or unenforceable term, provision or agreement had never been contained herein.

(13)         COVENANTS AND AGREEMENTS AS INDEPENDENT AGREEMENTS.  Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement.  The existence of any claim or cause of action of the Optionee against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

(14)         ENTIRE AGREEMENT.  This Agreement, Exhibit A, which is attached hereto and incorporated herein for all purposes, and the Plan together supersede any and all other prior understandings and agreements, either oral or in writing, between the Parties with respect to the subject matter hereof and constitute the sole and only agreements between the Parties with respect to the said subject matter.  All prior negotiations and agreements between the Parties with respect to the subject matter hereof are merged into this Agreement and the Plan.  Each Party to this Agreement acknowledges that no representations, inducements, promises or agreements, orally or otherwise, have been made by any Party or by anyone acting on behalf of any Party, which are not embodied in this Agreement, the Exhibit A or the Plan and that any agreement, statement or promise that is not contained in this Agreement, the Exhibit A or the Plan shall not be valid or binding or of any force or effect.

(15)         CONFLICT OF AGREEMENT WITH PLAN.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control.

(16)         PARTIES BOUND.  The terms, provisions, representations, warranties, covenants and agreements that are contained in this Agreement shall apply to, be binding upon and inure to the benefit of the Parties and their respective heirs, executors, administrators, legal representatives and permitted successors and assigns.

(17)         TEXAS LAW TO APPLY.  THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (EXCLUDING ANY CONFLICTS-OF-LAW RULE OR PRINCIPLE OF TEXAS LAW THAT MIGHT REFER THE GOVERNANCE, CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE LAWS OF ANOTHER STATE).

(18)         MODIFICATION.  No change or modification of this Agreement shall be valid or binding upon the Parties unless the change or modification is in writing and signed by the Parties.  Notwithstanding the preceding sentence, the Company may amend the Plan or revoke this Option to the extent permitted in the Plan.

(19)         TIME.  Time is of the essence in the performance of this Agreement.

(20)         HEADINGS.  The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

(21)         GENDER AND NUMBER.  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

(22)         NOTICE.  Any notice required or permitted to be delivered hereunder shall be deemed to be delivered upon the earlier of the expiration of three days after deposit in the U.S. mail or actual receipt at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

(A)          Notice to the Company shall be addressed and delivered as follows:

RETRACTABLE TECHNOLOGIES, INC.

POST OFFICE BOX 9

511 LOBO LANE

LITTLE ELM, TEXAS 75068-0009

ATTENTION:               THOMAS J. SHAW

PRESIDENT AND CHIEF EXECUTIVE OFFICER

(B)           Notice to the Optionee shall be addressed and delivered as follows:

IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized President as of the        day of                               ,          .

RETRACTABLE TECHNOLOGIES, INC.

By:
THOMAS J. SHAW
PRESIDENT AND
CHIEF EXECUTIVE OFFICE

ATTEST:

MICHELE M. LARIOS, SECRETARY

ACCEPTED AND AGREED TO:

OPTIONEE:

OPTIONEE’S PRINTED NAME

EXHIBIT A

NOTICE OF EXERCISE OF

2008 INCENTIVE STOCK OPTION

AND RECORD OF STOCK TRANSFER

To:          Retractable Technologies, Inc.

I hereby exercise (all/a portion of) my Incentive Stock Option granted by RETRACTABLE TECHNOLOGIES, INC., in an Incentive Stock Option Agreement Issued Under the Retractable Technologies, Inc. 2008 Stock Option Plan (the “Plan”) as of                         ,         , which is subject to all the terms and provisions thereof and of the Plan referenced therein, and notify you of my desire to purchase                            shares of Common Stock of the Company which were offered to me pursuant to said Option.

The Option Price due for this purchase is $                                        in cash.

EXERCISE DATE	PRINT NAME

SOCIAL SECURITY NUMBER